UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest events reported) April 18, 2000
                                                       --------------
                                                       April 18, 2000
                                                       --------------

                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


         New Mexico                                          85-00019030
-----------------------------        Commission         ----------------------
(State or Other Jurisdiction      File Number 1-6986      (I.R.S. Employer
      of Incorporation)                       ------    Identification) Number)



      Alvarado Square, Albuquerque, New Mexico                  87158
      ----------------------------------------                  -----
      (Address of principal executive offices)                (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)


               --------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item  5.   Other Events

As discussed in the Annual Report on Form 10-K of Public Service Company of New Mexico (the "Company") for the fiscal year ended December 31, 1999, New Mexico's Electric Utility Industry Restructuring Act of 1999 (the "Restructuring Act"), enacted in April 1999, begins to open the state's electric power market to customer choice in 2001. The Restructuring Act gives schools, and residential and small business customers the opportunity to choose among competing power suppliers beginning in January 2001. Competition will be expanded to include all customers starting in January 2002. The New Mexico Public Regulation Commission (the "PRC"), however, can extend these dates by up to one year if necessary. Rural electric cooperatives and municipal electric systems have the option not to participate in the competitive market.

Residential and small business customers who do not select a power supplier in the open market can buy their electricity through their local utility through a "standard offer" whereby the local distribution utility will procure power supplies through a process approved by the PRC. The local distribution utility system and related services such as billing and metering will continue to be regulated by the PRC, while transmission services and wholesale power sales will remain subject to federal regulation.

The Restructuring Act requires that assets and activities subject to the jurisdiction of the PRC, primarily electric and gas distribution and transmission assets and activities (collectively, the "Regulated Businesses"), be separated from competitive, deregulated businesses, primarily electric generation assets and service and other energy services (collectively, "the Deregulated Competitive Businesses"). The separation is required by the
Restructuring Act to be accomplished through the creation of at least two separate corporations. The Company has decided to accomplish this mandated separation by the formation of a holding company and the transfer of the Regulated Businesses to a newly-created, wholly owned subsidiary of the holding company ("UtilityCo"), subject to various regulatory and other approvals. The holding company structure is expressly authorized by the Restructuring Act and will ultimately result in the separation of the Company into two subsidiaries under the holding company Manzano Corporation ("Manzano"). Corporate separation of the Regulated Business from the Deregulated Competitive Businesses must be completed by January 1, 2001 although the date may be extended by up to one year by the PRC if necessary. Completion of corporate separation will require a number of regulatory approvals by, among others, the PRC, the Securities and Exchange Commission ("SEC") under the Public Utility Holding Company Act of 1935, the Federal Energy Regulatory Commission, the Nuclear Regulatory Commission and other approvals. Approval of the holding company structure and related share exchange requires shareholder approval that is being sought at the Company's annual meeting on June 6, 2000.

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

The Company is filing its transition plan with the PRC pursuant to the Restructuring Act in three parts. In November 1999, the Company filed the first two parts of the transition plan with the PRC. Part one, which has been approved, requested approval to create Manzano and UtilityCo as wholly-owned shell subsidiaries of the Company. Part two of the Company's transition plan requested that all PRC approvals necessary for the Company to implement the formation of the holding company structure, the share exchange and the separation plan be granted by June 1, 2000. The part two hearing is currently scheduled for July 19, 2000. Accordingly, the Company's Management believes that implementation of the separation plan could occur by the end of 2000. If the Company can obtain a stipulated settlement with all involved parties, it is possible that implementation of the separation plan could be accelerated. However, there is no assurance that implementation of the separation plan will occur in 2000. Part three of the Company's transition plan, which is currently planned to be filed by the Company no later than June 1, 2000, will address transition costs, stranded costs, UtilityCo's cost of service and other issues required to be considered under the Restructuring Act. On January 18, 2000, the PRC extended the March 1 deadline for the transition plan filing for all New Mexico utilities by three months to June 1, 2000.

If the Company receives PRC approval for part two of the Company's transistion plan and all other necessary regulatory and other approvals, all of the Company's assets and certain related liabilities relating to the Regulated Businesses will be transferred (the "Asset Transfer") to UtilityCo. After the Asset Transfer, UtilityCo will acquire the name "Public Service Company of New Mexico" and the corporation formerly named Public Service Company of New Mexico will be renamed Manzano Energy Corporation (for purposes of this discussion, this subsidiary will be referred to as "PowerCo"). PowerCo will continue to own the Company's existing assets relating to the Deregulated Competitive Businesses after completion of the Asset Transfer. UtilityCo and PowerCo will be wholly-owned subsidiaries of Manzano.

The Company is filing as Exhibit 99.1 to this Form 8-K, and incorporated by reference herein, unaudited pro forma financial statements of PowerCo and UtilityCo as of and for the periods presented therein that give effect to the Company's proposed plan for separating its regulated and nonregulated business activities (the "Proposed Plan") as required by the Restructuring Act as if the Proposed Plan had been consummated as of the various dates described therein. The Proposed Plan is based on management's intent as of April 18, 2000, the date of this filing, and is based on certain assumptions that in management's opinion are reasonable. The Proposed Plan as detailed in such unaudited pro forma financial statements has not been finalized by the Company and is subject to regulatory and other approvals. As such, the Proposed Plan may be subject to significant changes before implementation and the pro forma financial statements may require revision to reflect the final plan of separation pursuant to the Restructuring Act. The pro forma financial statements have been prepared in

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

accordance with Regulation S-X, Rule 11-02. The pro forma financial statements are qualified in their entirety by the statements made as part of the discussion and the related notes to the pro forma financial statements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

99.1     Unaudited Pro Forma Financial Statements of PowerCo and UtilityCo






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

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PUBLIC SERVICE COMPANY OF NEW MEXICO
                                   ------------------------------------------
                                              (Registrant)


Date:  April 18, 2000                          /s/ John R. Loyack
                                   ------------------------------------------
                                                   John R. Loyack
                                        Vice President, Corporate Controller
                                            and Chief Accounting Officer
                                   (Officer duly authorized to sign this report)







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